Confidential Financial Projections Exhibit 99.1

2 Internal reserves November 1, 2020 effective date and August 10, 2020 strip pricing Total Reserves August 10, 2020 Strip Pricing(2) (1) Notes: Hedge PV-10 as of November 1, 2020 at August 10, 2020 NYMEX strip pricing; includes 2021 gas and crude out-of-money hedges, assumes all other hedges have been monetized. NYMEX annual average strip pricing as of 8/10/20 starting November 2020 until December 2025, and thereafter holding pricing flat at $47.77/Bbl WTI and $2.64/MMBtu Henry Hub, respectively

Projections assumptions 3 Price Deck Development Rationale Assumptions Production (MBoe/d) Oil Mix Gas Mix Oil Realization (% WTI) Gas Realization (% HH) NGL Realization (% WTI) LOE / Boe ($)(1) Cash G&A ($m) Capex ($m) August 10, 2020 NYMEX strip pricing Curtail spending in 2020 and moderate drilling activity beyond Focus on highest return areas Minimal to flat production growth Preserve liquidity 2H 2020: 13.62021: 13.9 2H 2020: 51%2021: 46% 2H 2020: 26%2021: 28% 2H 2020: 93%2021: 94% 2H 2020: 92%2021: 94% 2H 2020: 24%2021: 22% 2H 2020: $5.142021: $4.91 2H 2020: $6.8 2021: $13.0 2H 2020: $4 2021: $56 Notes: Excludes production taxes. As a % of product revenues for 2H 2020 and 2021, production taxes are 6.0% and 5.3%, respectively Stop Capex Scenario Same Cease all D&C spending after May 2020 completions Blowdown of producing wells Same 2020: 14.32021: 10.5 2020: 44%2021: 43% 2020: 32%2021: 32% 2020: 94%2021: 94% 2020: 99%2021: 96% 2020: 29%2021: 29% 2020: $5.492021: $6.28 2020: $13.5 2021: $13.5 2020: $52 2021: $2

Detailed near-term projections 4

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